Share Repurchase Program	12 Months Ended
Dec. 31, 2025
Equity [Abstract]
Share Repurchase Program

13. Share Repurchase Program

The Company accounts for repurchased ordinary shares under the cost method and includes such treasury stock as a component of the common shareholders’ equity. Cancellation of treasury stock is recorded as a reduction of ordinary shares, additional paid-in-capital and retained earnings, as applicable. An excess of purchase price over par value is allocated to additional paid-in-capital first with any remaining excess charged entirely to retained earnings. The Company may from time to time utilize treasury stock upon exercise of options and vesting of RSUs. The cost of treasury stock reissued is determined using the weighted average method and recorded as a reduction of additional paid-in-capital.

In November 2022, the Company announced that its board of directors had approved a share repurchase program of up to US$20.0 million of its Class A ordinary shares (including in the form of ADSs) during a period of up to 36 months beginning on November 23, 2022. The share repurchase program was amended to increase the total authorized repurchase amount to US$40.0 million in August 2023 and was extended its original expiration date by one year to November 17, 2026, with the approval of the board of directors in November 2025. Under the terms of this program, the Company may purchase its issued and outstanding ADSs in open-market transactions on the New York Stock Exchange. As of December 31, 2025, approximately 7.5 million ADSs had been purchased under this program for a total cost of US$33.8 million.

During the years ended December 31, 2023, 2024 and 2025, the treasury stock reissued in connection with the exercise of options and the vesting of RSUs were 128,205, 783,937 and 1,082,960, respectively.